UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 16, 2013

LIBERTY INTERACTIVE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.
Englewood, Colorado 80112
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Liberty Interactive Corporation (the "Company") hereby files this Current Report on Form 8-K/A to amend the original Form 8-K filed with the Securities and Exchange Commission on October 17, 2013 in its entirety for the sole purpose of updating the time of the release of the Company's third quarter earnings on November 5, 2013.

Item 7.01. Regulation FD Disclosure
On October 24, 2013, Liberty Interactive Corporation issued a press release, attached hereto as Exhibit 99.1, announcing it will release its third quarter earnings on Tuesday, November 5th, at 4:00 p.m. (ET). Greg Maffei, the Company's President and CEO, will host the call. During the call, Mr. Maffei will discuss the Company's financial performance and outlook and may discuss the proposed creation of the Liberty Digital Commerce Group tracking stock, as well as other forward looking matters.
This Item 7.01 of this Current Report on Form 8-K/A and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K/A in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Name

99.1	Press Release dated October 24, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2013

LIBERTY INTERACTIVE CORPORATION

By:     /s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Name

99.1	Press Release dated October 24, 2013